                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549




                                      FORM 8-K

                                   CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


           Date of report (Date of earliest event reported): June 22, 1998



                    AMERICAN REAL ESTATE INVESTMENT CORPORATION
               (Exact Name of Registrant as Specified in its Charter)



------------------------------------------------------------------------------
   Maryland                         1-12514                     84-1246585
(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                   File Number)             Identification No.)
Incorporation)
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                       620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                (610) 834-7950
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

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     On June 22, 1998 through July 1, 1998, American Real Estate Investment
Corporation (the "Company"), through American Real Estate Investment, L.P. (the "Operating Partnership"), a limited partnership of which the Company is the sole general partner and in which the Company owns, on the date of this Current Report on Form 8-K, an interest of approximately 51%, consummated the following acquisitions and disposition:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

I.  Acquisitions:

On June 22, 1998, the Company, through its Operating Partnership, consummated the acquisitions of two office and two industrial properties. Set forth below are brief descriptions of the properties acquired:

The British American Boulevard Property:
- 6 British American Boulevard, Latham, New York - A 70,550 square foot office building located in suburban Albany. The building was acquired for approximately $3.8 million from R.I. Associates and is 94% leased. Major tenants are the Board of Cooperative Educational Services of Albany, MKS Industries, Inc. and Landis and Staefa, Inc.

The Gates Properties:
- 4, 5 and 8 Marway Circle, Gates, New York - A three building, 171,300 square foot portfolio including two industrial buildings and one office building ranging from 51,300 to 60,000 square feet. The buildings were acquired for approximately $4.0 million from Wilson Income Properties 1983, LP, and is 96% leased. Major tenants are Anixter, Imperial Chemical, and Hills Pet Nutrition.

On July 1, 1998, the Company, through its Operating Partnership, consummated the acquisition of three industrial buildings located in Ohio. A brief description of the properties is as follows:

- 3530 East Pike, Zanesville, Ohio - A 300,000 square foot industrial facility which is 100% leased to Owens Brockway. This property was purchased for approximately $5.0 million.
- 1030 Edgewood Drive, Urbana, Ohio - A 200,000 square foot industrial facility which is 100% leased to SC Johnson Wax. This property was purchased for approximately $3.9 million.
- 16725 Square Drive, Marysville, Ohio - A 133,500 square foot industrial facility which is 100% leased to Midwest Express. This property was purchased for approximately $2.8 million.

The aggregate purchase price of the acquisitions described above, including closing costs, was funded through the Company's $150 million revolving credit facility. The sellers of the British American Boulevard Property, the Gates Properties, and the Ohio industrial buildings are not affiliated with the Company or the Operating Partnership. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies, and opportunities to retain and attract additional tenants. The purchase price was determined through an arm's length negotiation between the Company and the sellers.


The table set forth below shows certain information regarding rental rates and lease expirations for the properties acquired (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):

                                                                             Annualized
                                                                              Rent Per
                                 Square                       Annualized       Leased
                 Number of      Footage of    Percentage of    Rent of       Square Foot
Year of Lease     Expiring       Expiring     Total Leased     Expiring      of Expiring
  Expiration       Leases        Leases        Square Feet      Leases         Leases
--------------  -----------    -----------   --------------   -----------   --------------
   1998              5           23,725             2.7%      $  120,684     $       5.09
   1999              5          258,902            29.7%         594,708             2.30
   2000             10          249,569            28.7%         898,538             3.60
   2001             -              -                 -              -                 -
   2002              2          320,500            36.8%       1,002,636             3.13
   2003              1            7,800              .9%          56,556             7.25
   2004             -              -                 -              -                 -
   2005             -              -                 -              -                 -
   2006              1           10,500             1.2%          78,756             7.50
                ------------   -----------    -------------   -----------    ------------
Total/Average       24          870,996           100.0%      $2,751,878     $       3.16
                ------------   -----------    -------------   -----------    ------------
                ------------   -----------    -------------   -----------    ------------


"Annualized Rent" as shown in the above table, represents the rental rate as of May 31, 1998 multiplied by twelve.

II.  Dispositions:

On June 24, 1998, Company consummated the sale of the Quadrangles Village Apartments for approximately $26.5 million. The sale resulted in a gain of approximately $5.5 million and net proceeds to the Company of approximately $10.3 million. The property is located in Tempe, Arizona, and was sold to QAL Properties, L.P. The 510-unit apartment building represented the last remaining multi-family asset in the Company's portfolio.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) Pro Forma Financial Information

              It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required by this Item 7 with regard to the acquisitions and the disposition described in
         Item 2 above. Those financial statements and pro forma financial information will

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         be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

Date:  July 7, 1998                By:  /s/ Jeffrey E. Kelter
                                      --------------------------------
                                      Jeffrey E. Kelter
                                      President


Date:  July 7, 1998                By:  /s/ Timothy E. McKenna
                                      --------------------------------
                                      Timothy E. McKenna
                                      Treasurer
                                      (Principal Financial and
                                      Accounting Officer)